Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

November 24, 2014

JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below (the “Administrative Agent”)

500 Stanton Christiana Road, Ops 2

Floor 3

Newark, DE 19713-2107

Attention:	Heshan Wanigasekera
(Telecopy No.: 302-634-4166)

Ladies and Gentlemen:

We refer to the $490,000,000 Senior Secured Revolving Credit Agreement dated as of September 4, 2013 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Corporate Capital Trust, Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders, and ING Capital LLC, as Syndication Agent. You have advised us that the Borrower has requested in a letter dated November 24, 2014 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Multicurrency Commitments be increased by a total amount equal to $165,000,000 (the “Commitment Increase”), for a total facility size of $655,000,000, on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, each Assuming Lender set forth on Schedule I hereto under the heading “Assuming Lender” and each Increasing Lender set forth on Schedule I hereto under the heading “Increasing Lender”, hereby agrees to make a Multicurrency Commitment in the amount set forth opposite the name of such Assuming Lender or Increasing Lender in Schedule I hereto, such Multicurrency Commitment to be effective as of November 24, 2014 (the “Increase Date”); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto and each Assuming Lender and Increasing Lender, as applicable, shall have received its upfront fee set forth on Schedule I.

B. Confirmation of Assuming Lenders and Agreement of Increasing Lenders. Each Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) acknowledges and agrees that, from and after the Increase Date, it shall have a Commitment equal to the Commitment Increase set forth opposite the name of such Assuming Lender in Schedule I hereto and such Commitment shall be governed for all purposes by the Credit Agreement and the other Loan Documents, and agrees that it will become a Lender under and be bound by the provisions of the Credit

Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Each Increasing Lender agrees that from and after the Increase Date, its additional commitment set forth opposite such Increasing Lender’s name in Schedule I hereto shall be included in its existing Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

[Signature pages follow]

Very truly yours,

ASSUMING LENDERS

CADENCE BANK

By:	/s/ John T. Watts
	Name:	John T. Watts
	Title:	EVP

INCREASING LENDERS

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lauren Gubkin
	Name:	Lauren Gubkin
	Title:	Vice President
J.P.Morgan

ING CAPITAL LLC, as Increasing Lender

By:	/s/ Patrick Frisch
	Name:	Patrick Frisch
	Title:	Managing Director

By:	/s/ Grace Fu
	Name:	Grace Fu
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Edwin Scortrim
	Name:	Edwin Scortrim
	Title:	Vice President

MIZUHO BANK, LTD.

By:	/s/ James Yu
	Name:	James Yu
	Title:	Senior VP

BANK OF AMERICA, N.A.

By:	/s/ William Soo
	Name:	William Soo
	Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Accepted and agreed:

CORPORATE CAPITAL TRUST, INC.

By:	/s/ Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	President and Chief Financial Officer

Acknowledged:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Lauren Gubkin
	Name:	Lauren Gubkin
	Title:	Vice President
J.P.Morgan